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                              Janus Adviser Series
                Janus Institutional Government Money Market Fund

                        Supplement dated October 9, 2008
                       to Currently Effective Prospectuses

Effective October 9, 2008, the following replaces corresponding information found in the SHAREHOLDER'S GUIDE section of the Prospectus under "PRICING OF FUND SHARES," "PURCHASES," and "REDEMPTIONS":

     In addition, Institutional Money Market Fund reserves the right to remain open on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.

                Please retain this Supplement with your records.